Q3 2023 Earnings Presentation 8333 Douglas Avenue, Suite 1100 | Dallas, Texas 75225 | 214.238.5700 | capitalsouthwest.com January 31, 2023 Capital Southwest Corporation

Page 2 Important Notices • These materials and any presentation of which they form a part are neither an offer to sell, nor a solicitation of an offer to purchase, any securities of Capital Southwest. • These materials and the presentations of which they are a part, and the summaries contained herein, do not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of Capital Southwest. Such information is qualified in its entirety by reference to the more detailed discussions contained elsewhere in Capital Southwest’s public filings with the Securities and Exchange Commission (the "SEC"). • There is no guarantee that any of the estimates, targets or projections illustrated in these materials and any presentation of which they form a part will be achieved. Any references herein to any of the Capital Southwest’s past or present investments or its past or present performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments by Capital Southwest will be profitable or will equal the performance of these investments. • The information contained herein has been derived from financial statements and other documents provided by the portfolio companies unless otherwise stated. • Past performance is not indicative of future results. In addition, there can be no assurance that unrealized investments will be realized at the expected multiples shown as actual realized returns will depend on, among other factors, future operating results of each of Capital Southwest’s current portfolio companies, the value of the assets and economic conditions at the time of disposition, any related transaction costs, and the timing and manner of sale, all of which may differ from the assumptions on which Capital Southwest’s expected returns are based. In many instances, Capital Southwest will not determine the timing or manner of sale of its portfolio companies. • Capital Southwest has filed a registration statement (which contains the prospectus) with the SEC for any offering to which this communication may relate and may file one or more prospectus supplements to the prospectus in the future. Before you invest in any of Capital Southwest's securities, you should read the registration statement and the applicable prospectus and prospectus supplement(s), including the information incorporated by reference therein, in order to fully understand all of the implications and risks of an offering of Capital Southwest's securities. You should also read other documents Capital Southwest has filed with the SEC for more complete information about Capital Southwest and any offering of its securities. You may get these documents for free by visiting EDGAR on the SEC's website at www.sec.gov. Alternatively, Capital Southwest will arrange to send you any applicable prospectus and prospectus supplement(s) if you request such materials by calling us at (214) 238-5700. These materials are also made available, free of charge, on our website at www.capitalsouthwest.com. Information contained on our website is not incorporated by reference into this communication.

Page 3 • This presentation contains forward-looking statements relating to, among other things, the business, market conditions, financial condition and results of operations of Capital Southwest, the anticipated investment strategies and investments of Capital Southwest, and future market demand. Any statements that are not statements of historical fact are forward-looking statements. Forward-looking statements are often, but not always, preceded by, followed by, or include words such as "believe," "expect," "intend," "plan," "should" or similar words, phrases or expressions or the negative thereof. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Capital Southwest and speak only as of the date of this presentation. There are a number of risks and uncertainties that could cause Capital Southwest’s actual results to differ materially from the forward-looking statements included in this presentation. • These risks include risks related to: changes in the markets in which Capital Southwest invests; changes in the financial, capital, and lending markets; the impact of rising interest rates on Capital Southwest's business and its portfolio companies; the impact of supply chain constraints and labor difficulties on our portfolio companies; elevated levels of inflation and its impact on Capital Southwest's portfolio companies and the industries in which it invests; regulatory changes; tax treatment and general economic and business conditions; our ability to operate our wholly owned subsidiary, Capital Southwest SBIC I, LP, as a small business investment company ("SBIC"); and uncertainties associated with the continued impact from the COVID-19 pandemic, including its impact on the global and U.S. capital markets and the global and U.S. economy, the length and duration of the COVID-19 outbreak in the United States as well as worldwide and the magnitude of the economic impact of that outbreak, and the effect of the COVID-19 pandemic on our business prospects and the operational and financial performance of our portfolio companies, including our and their ability to achieve their respective objectives. • For a further discussion of some of the risks and uncertainties applicable to Capital Southwest and its business, see Capital Southwest’s Annual Report on Form 10-K for the fiscal year ended March 31, 2022 and its subsequent filings with the SEC. Other unknown or unpredictable factors could also have a material adverse effect on Capital Southwest’s actual future results, performance, or financial condition. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements. Capital Southwest does not assume any obligation to revise or to update these forward-looking statements, whether as a result of new information, subsequent events or circumstances, or otherwise, except as may be required by law. Forward-Looking Statements

Page 4 Bowen S. Diehl President and Chief Executive Officer Michael S. Sarner Chief Financial Officer Chris Rehberger VP Finance / Treasurer Conference Call Participants

Page 5 • CSWC was formed in 1961, and elected to be regulated as a BDC in 1988 • Publicly-traded on Nasdaq: Common Stock (“CSWC”) • Internally Managed BDC with RIC tax treatment for U.S. federal income tax purposes • April 2021: received SBIC license from the U.S. Small Business Administration • 24 employees based in Dallas, Texas • Total Balance Sheet Assets of $1.2 B as of December 31, 2022 • Manage I-45 Senior Loan Fund (“I-45 SLF”) in partnership with Main Street Capital (NYSE: “MAIN”) CSWC Company Overview CSWC is a middle-market lending firm focused on supporting the acquisition and growth of middle-market companies across the capital structure

Page 6 • Q3 2023 Pre-Tax Net Investment Income (“NII”) of $18.7 MM or $0.60 per share • Paid $0.52 per share Regular Dividend and $0.05 per share Supplemental Dividend for the quarter ended December 31, 2022 ◦ Increased Regular Dividend to $0.53 per share for the quarter ending March 31, 2023, an increase of 1.9% compared to the prior quarter ◦ Declared Supplemental Dividend of $0.05 per share for the quarter ending March 31, 2023 • Investment Portfolio at Fair Value increased to $1.2 B from $1.1 B in prior quarter ◦ $164.0 MM in total new committed investments to five new portfolio companies and twelve existing portfolio companies ◦ $12.4 MM in total proceeds from one debt prepayment and one equity sale ▪ Exits during the quarter generated a weighted average IRR of 10.1% • Raised $104.3 MM in gross equity proceeds at a weighted average price of $17.99, or 109% of the prevailing NAV per share ◦ Raised $58.3 MM through Equity ATM Program ◦ Raised $46.0 MM through underwritten public equity offering • Regulatory Debt to Equity decreased to 0.91x from 1.11x in prior quarter • Increased Credit Facility by $20 MM, bringing total commitments to $400 MM • $174.4 MM available on Credit Facility and $21.7 MM in cash and cash equivalents as of quarter end Q3 2023 Highlights Financial Highlights

Page 7 • In the last twelve months ended 12/31/2022, CSWC generated $2.14 per share in Pre-Tax NII and paid out $1.98 per share in Regular Dividends • Cumulative Pre-Tax NII Regular Dividend Coverage of 107% since the 2015 Spin-Off • Total of $3.66 per share Special and Supplemental Dividends declared since the 2015 Spin-Off • Estimated Undistributed Taxable Income ("UTI") of $0.34 per share as of December 31, 2022 Track Record of Consistent Dividends Continues Dividend Yield – Quarterly Annualized Total Dividend / CSWC Share Price at Qtr. End D iv id en d Pe r Sh ar e $0.28 $0.48 $0.50 $0.44 $0.46 $0.48 $0.49 $0.50 $0.51 $0.51 $0.51 $0.51 $0.52 $0.53 $0.54 $0.97 $0.57 $0.58 $0.89 $1.25 $0.63 $0.28 $0.29 $0.34 $0.36 $0.38 $0.39 $0.40 $0.40 $0.41 $0.41 $0.41 $0.41 $0.42 $0.43 $0.44 $0.47 $0.48 $0.48 $0.50 $0.52 $0.53 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.50 $0.05 $0.05 $0.50 $0.75 $0.15 Regular Dividend Per Share Supplemental Dividend Per Share Special Dividend Per Share 03/31/18 6/30/2018 9/30/2018 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 12/31/2021 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 6.6% 19.7% 9.3% 9.6% 9.1% 9.4% 9.2% 24.0% 17.9% 15.1% 14.5% 11.5% 9.4% 9.1% 8.6% 15.3% 8.1% 13.7% 11.8% 13.3%

Page 8 History of Value Creation $17.68 $17.38 $18.63 $20.90 $22.71 $21.97 $24.90 $28.27 $28.58 $29.07 $29.36 $17.68 $17.34 $17.80 $19.08 $18.62 $15.13 $16.01 $16.86 $16.54 $16.53 $16.25 $0.26 $0.26 $1.16 $2.31 $2.71 $3.41 $3.56 $3.56 $3.61$0.04 $0.57 $1.56 $2.93 $4.53 $6.18 $8.00 $8.48 $8.98 $9.50 Net Asset Value Per Share Cumulative Special/Supplemental Dividends Paid Per Share Cumulative Regular Dividends Paid Per Share 9/30/2015 3/31/2016 3/31/2017 3/31/2018 3/31/2019 3/31/2020 3/31/2021 3/31/2022 6/30/2022 9/30/2022 12/31/2022 $0.00 $3.00 $6.00 $9.00 $12.00 $15.00 $18.00 $21.00 $24.00 $27.00 $30.00 Total Value (Net Asset Value + Cumulative Dividends Paid) Increase of $11.68 per share at 9/30/2022 from 9/30/2015 Spin-off of CSWI

Page 9 CORE: Lower Middle Market (“LMM”): CSWC led or Club Deals ◦ Companies with EBITDA between $3 MM and $20 MM ◦ Typical leverage of 2.0x – 4.0x Debt to EBITDA through CSWC debt position ◦ Commitment size up to $35 MM with hold sizes generally $5 MM to $35 MM ◦ Both sponsored and non-sponsored deals ◦ Securities include first lien, unitranche, and second lien ◦ Frequently make equity co-investments alongside CSWC debt OPPORTUNISTIC: Upper Middle Market (“UMM”): Syndicated or Club, First and Second Lien ▪ Companies typically have in excess of $20 MM in EBITDA ▪ Typical leverage of 3.0x – 5.5x Debt to EBITDA through CSWC debt position ▪ Hold sizes generally $5 MM to $20 MM ▪ Floating rate first and second lien debt securities ▪ More liquid assets relative to LMM investments ▪ Provides flexibility to invest/divest opportunistically based on market conditions and liquidity position Investment Strategy

Page 10 Credit Portfolio Heavily Weighted Towards First Lien Investments 96% of Credit Portfolio in first lien senior secured loans as of 12/31/22 Credit Portfolio Heavily Weighted to First Lien $ (M ill io ns ) $272 $337 $351 $368 $382 $387 $456 $474 $487 $521 $531 $573 $671 $689 $745 $794 $865 $903 $990 6/30/2018 9/30/2018 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 12/31/2021 3/31/2022 6/30/2022 9/30/2022 12/31/2022 $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 Sub-DebtSecond LienFirst Lien 6% 85% 9% 7% 86% 7% 4% 86% 10% 86% 10% 4% 87% 9% 4% 87% 9% 4% 90% 8% 2% 90% 8% 2% 90% 8% 2% 91% 7% 2% 91% 7% 2% 92% 6% 2% 90% 8% 2% 91% 7% 2% 91% 7% 2% 93% 7% 94% 6% 94% 6% 96% 4%

Page 11 $164.0 MM in total new committed investments to five new portfolio companies and twelve existing portfolio companies Q3 2023 Originations Portfolio Originations Q3 2023 Name Industry Type Total Debt Funded at Close ($000s) Total Equity Funded at Close ($000s) Unfunded Commitments at Close ($000s) Debt Yield to Maturity Gains Intermediate, LLC Business Services First Lien $15,000 $— $19,500 12.67% FM Sylvan, Inc. Industrial Services First Lien $15,000 $— $10,000 12.20% Exact Borrower, LLC Media & Marketing First Lien / Senior Subordinated / Equity $19,285 $615 $5,000 12.60% New Skinny Mixes, LLC Food, Agriculture & Beverage First Lien $13,000 $— $7,000 13.08% Acacia BuyerCo V Software & IT Services First Lien / Equity $5,000 $1,000 $12,000 11.67% Flip Electronics Technology Products & Components First Lien $14,091 $— $— 12.67% Air Conditioning Specialist, Inc. Consumer Services First Lien / Equity $10,330 $82 $— 12.42% Muenster Milling Company, LLC Food, Agriculture & Beverage First Lien / Equity $3,800 $1,000 $2,000 11.92% Acceleration Partners Media & Marketing First Lien $4,675 $— $— 13.34% Spectrum of Hope Healthcare Services First Lien $4,090 $— $— 12.67% • $108.3 MM funded at close

Page 12 Q3 2023 Originations (Cont.) Portfolio Originations Q3 2023 Name Industry Type Total Debt Funded at Close ($000s) Total Equity Funded at Close ($000s) Unfunded Commitments at Close ($000s) Debt Yield to Maturity Other Equity Co-Investments Various Equity $— $855 $— N/A DR Sub, LLC Healthcare Services First Lien $488 $— $— 21.87% STATinMED, LLC Healthcare Services First Lien $— $— $239 14.67% Total / Wtd. Avg $104,759 $3,552 $55,739 12.61%

Page 13 Portfolio Exits Q3 2023 Name Industry Type Net Proceeds ($000s) Realized Gain / (Loss) ($000s) IRR Blaschak Commodities & mining Second Lien $11,527 $44 17.3% California Pizza Kitchen Restauraunts Equity $920 $(401) (3.11)% (1) Total / Wtd. Avg $12,447 $(357) 10.1% Track Record of CSWC Exits Continues • During the quarter, CSWC exited one debt investment and one equity investment, generating total proceeds of $12.4 MM and a weighted average IRR of 10.1% • Cumulative IRR of 14.6% on 67 portfolio company exits generating $775.4 MM in proceeds since launch of credit strategy in January 2015 $12.4 MM in total proceeds from two portfolio company exits (1) IRR calculation inclusive of previously exited debt investment

Page 14 CSWC Investment Portfolio Composition Note: All metrics above exclude the I-45 Senior Loan Fund (1) At December 31, 2022 and September 30, 2022, we had equity ownership in approximately 59% and 59%, respectively, of our investments (2) The weighted-average annual effective yields were computed using the effective interest rates during the quarter for all debt investments at cost as of December 31, 2022, including accretion of original issue discount but excluding fees payable upon repayment of the debt instruments (3) The weighted average annual effective yields on total investments were calculated by dividing total investment income, exclusive of non-recurring fees, by average total investments at fair value (4) Includes CSWC debt investments only. Weighted average EBITDA metric is calculated using investment cost basis weighting. For quarters ended December 31, 2022 and September 30, 2022, nine portfolio companies and six portfolio companies, respectively, are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful (5) Includes CSWC debt investments only. Calculated as the amount of each portfolio company’s debt (including CSWC’s position and debt senior or pari passu to CSWC’s position, but excluding debt subordinated to CSWC’s position) in the capital structure divided by each portfolio company’s adjusted EBITDA. Weighted average leverage is calculated using investment cost basis weighting. For quarters ended December 31, 2022 and September 30, 2022, nine portfolio companies and six portfolio companies, respectively, are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful Maintaining appropriate portfolio leverage while receiving attractive risk-adjusted returns Investment Portfolio - Statistics (in $000's) 9/30/2022 12/31/2022 Total CSWC Portfolio Total CSWC Portfolio Number of Portfolio Companies 78 81 Total Cost $988,644 $1,083,712 Total Fair Value $1,006,034 $1,102,421 Average Hold Size Debt Investments (at Fair Value) $12,906 $13,382 Average Hold Size Equity Investments (at Fair Value) $2,230 $2,336 % First Lien Investments (at Fair Value) 84.8% 86.5% % Second Lien Investments (at Fair Value) 5.0% 3.2% % Subordinated Debt Investments (at Fair Value) 0.0% 0.1% % Equity (at Fair Value) (1) 10.2% 10.2% Wtd. Avg. Yield on Debt Investments (2) 10.6% 12.0% Wtd. Avg. Yield on Total Investments (3) 10.3% 11.7% Wtd. Avg. EBITDA of Issuer ($MM's) (4) $22.1 $22.1 Wtd. Avg. Leverage through CSWC Security (5) 4.1x 3.6x

Page 15 Approximately 95% of all debt investments are currently rated a "1" or "2" as credit portfolio continues to demonstrate strong performance Investment Rating 9/30/2022 Investment Rating Upgrades Investment Rating Downgrades 12/31/2022 # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) 1 8 $105.0 11.6% 1 $11.5 1.2% — $— —% 7 $118.0 11.9% 2 74 $770.4 85.3% — $— —% — $— —% 77 $824.0 83.2% 3 7 $27.8 3.1% — $— —% 3 $29.6 3.0% 6 $48.0 4.9% 4 2 $0.3 —% — $— —% 2 $0.0 —% 3 $0.3 —% Wtd. Avg. Investment Rating (at Cost) 1.95 1.96 Quarter-over-Quarter Investment Rating Migration

Page 16 CSWC Portfolio Mix as of December 31, 2022 at Fair Value Current Investment Portfolio (By Type) Current Investment Portfolio (By Industry) Current Investment Portfolio of $1.2 B continues to be diverse across industries First Lien 83.0% I-45 SLF 4.1% Second Lien 3.1% Equity 9.8% Media & Marketing 12% Business Services 11% Healthcare Services 10% Consumer Services 8% Consumer Products & Retail 8% Food, Agriculture & Beverage 6% Healthcare Products 6% Technology Products & Components 6% I-45 SLF LLC 4% Transportation & Logistics 4% Financial Services 4% Software & IT Services 3% Distribution 3% Education 2% (Note 1) I-45 SLF consists of 94% first lien senior secured debt (Note 2) Equity represents equity co-investments across 48 portfolio companies

Page 17 I-45 SLF Portfolio Overview Current I-45 Portfolio (By Industry) I-45 SLF loan portfolio of $161.0 MM is 94% first lien senior secured debt with average hold size of 2.6% of the I-45 portfolio (1) For the quarter ended December 31, 2022, three portfolio companies are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful (2) Through I-45 SLF security Telecommunications Services: Consumer Current I-45 Portfolio (By Type) I-45 Portfolio Statistics (In Thousands) 3/31/2022 6/30/2022 9/30/2022 12/31/2022 Total Investments at Fair Value $176,704 $173,509 $168,610 $160,998 Fund Leverage (Debt to Equity) at Fair Value 1.59x 1.70x 1.73x 1.75x Number of Issuers 42 39 39 39 Wtd. Avg. Issuer EBITDA (1) $71,857 $78,190 $81,162 $81,865 Avg. Investment Size as a % of Portfolio 2.4% 2.6% 2.6% 2.6% Wtd. Avg. Net Leverage on Investments (1)(2) 4.2x 4.7x 4.4x 4.5x Wtd. Avg. Spread to LIBOR / SOFR 6.2% 6.1% 6.3% 6.3% Wtd. Avg. Duration (Yrs) 3.6 3.5 3.3 2.9 94% 6% First Lien Non-First Lien Telecommunications Healthcare & Pharmaceuticals High Tech Industries Business Services 14% 13% 11% 10% 9% Retail

Page 18 Income Statement (In Thousands, except per share amounts) Quarter Ended 3/31/22 Quarter Ended 6/30/22 Quarter Ended 9/30/22 Quarter Ended 12/31/22 Investment Income Interest Income $17,611 $18,260 $22,119 $27,639 PIK Interest Income 543 687 1,384 1,501 Dividend Income 1,961 2,186 2,527 2,382 Fees and Other Income 915 1,410 769 1,244 Total Investment Income $21,030 $22,543 $26,799 $32,766 Expenses Cash Compensation $1,755 $1,542 $2,254 $3,381 Share Based Compensation 737 821 1,060 992 General & Administrative 1,643 2,066 1,878 1,777 Total Expenses (excluding Interest) $4,135 $4,429 $5,192 $6,150 Interest Expense $4,909 $5,484 $6,629 $7,937 Pre-Tax Net Investment Income $11,986 $12,630 $14,978 $18,679 Gains / Losses and Taxes Net Realized and Unrealized Gains (Losses) $7,736 $(9,928) $(4,986) $(16,476) Realized Loss on Disposal of Fixed Assets (86) — — — Income Tax (Expense) / Benefit 33 (192) (534) 746 Net increase in Net Assets Resulting from Operations $19,669 $2,510 $9,458 $2,949 Weighted Average Diluted Shares Outstanding 24,202 25,514 27,988 31,381 Pre-Tax NII Per Diluted Weighted Average Share $0.50 $0.50 $0.54 $0.60 Net Increase in Net Assets Per Dil. Wtd. Average Share $0.82 $0.10 $0.34 $0.09

Page 19 Operating Leverage Trend Continue to realize operating efficiencies of internally managed structure Period Ending To ta l A ss et s ( $M M ) O perating Expenses as % of A vg A ssets$284 $326 $417 $552 $585 $736 $974 $1,054 $1,113 $1,202 4.9% 4.2% 3.7% 3.0% 2.8% 2.4% 2.2% 2.1% 2.0% 1.9% FY 16 FY 17 FY 18 FY 19 FY 20 FY 21 FY 22 Q1 FY23 Q2 FY23 Q3 FY23 $0 $250 $500 $750 $1,000 $1,250 1% 2% 3% 4% 5% 6% Total Assets Operating Expenses(1) as % of Average Total Assets Note: Operating Leverage calculated as last twelve months operating expenses (excluding interest expense) divided by average annual assets (1) Operating expenses exclude interest expense

Page 20 $16.53 $0.60 $(0.52) $(0.05) $(0.34) $(0.03) $0.17 $(0.11) $16.25 9/3 0/2 02 2 N AV/Shar e Pre- Tax Net I nv est ment In com e Regu lar Divi den d Sup ple ment al D ivi den d Net C han ge in Valu ati on of Debt Port fol io Net C han ge in Valu ati on of Equ ity Port fol io Accr eti on fro m Equ ity Iss uan ce Othe r C orp ora te 12 /31 /20 22 NAV/Shar e $14 $14.5 $15 $15.5 $16 $16.5 $17 $17.5 NAV per Share Bridge for Quarter Ended 12/31/2022 Earnings / Dividends $0.03 per Share Investment Portfolio Valuation Change $(0.37) per Share Other Corporate $0.06 per Share

Page 21 Significant Unused Debt Capacity with Long-Term Duration Earliest debt maturity occurs in January 2026 Facility Total Commitments Interest Rate Maturity Principal Drawn Undrawn Commitment January 2026 Notes (1) $140.0 MM 4.50% January 2026 $140.0 MM N/A I-45 Credit Facility (2) $150.0 MM L + 2.15% March 2026 $104.0 MM $46.0 MM Credit Facility $400.0 MM Term SOFR + 2.15% (3) August 2026 $225.0 MM $174.4 MM (4) October 2026 Notes (5) $150.0 MM 3.375% October 2026 $150.0 MM N/A SBA Debentures $130.0 MM 3.89% (6) September 2031 (7) $104.0 MM $26.0 MM (8) P rin ci pa l P ay m en ts ($ M M ) Long-Term Debt Obligations (Calendar Year) $619.0 $15.0 $65.0 $24.0 140.0 104.0 225.0 150.0 January 2026 Notes I-45 Credit Facility Credit Facility October 2026 Notes SBA Debentures CY 2022 CY 2023 CY 2024 CY 2025 CY 2026 CY 2027 - CY 2030 CY 2031 CY 2032 CY 2033 $0 $100 $200 $300 $400 $500 $600 $700 (1) Redeemable in whole or in part at any time prior to October 31, 2025, at par plus a "make whole" premium, and thereafter at par (2) CSWC owns 80% of the equity and 50% of the voting rights of I-45 SLF LLC with a joint venture partner (3) Additional 0.10% adjustment for 1-month SOFR loans, and 0.15% adjustment for 3-month SOFR loans (4) Net of $0.6 MM in letters of credit outstanding (5) Redeemable in whole or in part at any time prior to July 1, 2026, at par plus a "make whole" premium, and thereafter at par (6) Weighted average interest rate of all pooled and unpooled SBA Debentures for the three months ended December 31, 2022 (7) First pooled SBA Debentures mature on September 1, 2031 (8) Current statutes and regulations permit SBIC I to borrow up to $175 million in SBA Debentures with at least $87.5 million in regulatory capital, subject to SBA approval

Page 22 Balance Sheet (In Thousands, except per share amounts) Quarter Ended 3/31/22 Quarter Ended 6/30/22 Quarter Ended 9/30/22 Quarter Ended 12/31/22 Assets Portfolio Investments $936,614 $1,006,640 $1,056,931 $1,150,046 Cash & Cash Equivalents 11,431 18,770 30,238 21,686 Other Assets 25,912 28,549 26,002 30,425 Total Assets $973,957 $1,053,959 $1,113,171 $1,202,157 Liabilities SBA Debentures $38,352 $77,461 $77,553 $100,582 January 2026 Notes 138,714 138,798 138,883 138,967 October 2026 Notes 146,522 146,708 146,893 147,078 Credit Facility 205,000 215,000 240,000 225,000 Other Liabilities 24,502 23,007 34,118 29,043 Total Liabilities $553,090 $600,974 $637,447 $640,670 Shareholders Equity Net Asset Value $420,867 $452,985 $475,724 $561,487 Net Asset Value per Share $16.86 $16.54 $16.53 $16.25 Regulatory Debt to Equity 1.16x 1.10x 1.11x 0.91x

Page 23 Portfolio Statistics (1) CSWC utilizes an internal 1 - 4 investment rating system in which 1 represents material outperformance and 4 represents material underperformance. All new investments are initially set to 2. Weighted average investment rating calculated at cost (2) Excludes CSWC equity investment in I-45 SLF (3) At Fair Value Continuing to build a well performing credit portfolio (In Thousands) Quarter Ended 3/31/22 Quarter Ended 6/30/22 Quarter Ended 9/30/22 Quarter Ended 12/31/22 Portfolio Statistics Fair Value of Debt Investments $793,834 $865,432 $903,451 $990,298 Average Debt Investment Hold Size $12,213 $12,727 $12,906 $13,382 Fair Value of Debt Investments as a % of Par 97% 97% 96% 96% % of Investment Portfolio on Non-Accrual (at Fair Value) 1.5% 1.6% 0.9% 0.3% Weighted Average Investment Rating (1) 1.92 1.98 1.95 1.96 Weighted Average Yield on Debt Investments 9.30% 9.31% 10.59% 11.97% Total Fair Value of Portfolio Investments $936,614 $1,006,640 $1,056,931 $1,150,046 Weighted Average Yield on all Portfolio Investments 9.01% 9.11% 10.29% 11.70% Investment Mix (Debt vs. Equity) (2)(3) 90% / 10% 91% / 9% 91% / 9% 90% / 10%

Page 24 Investment Income Detail Constructing a portfolio of investments with recurring cash yield (In Thousands) Quarter Ended 3/31/22 Quarter Ended 6/30/22 Quarter Ended 9/30/22 Quarter Ended 12/31/22 Investment Income Breakdown Cash Interest $16,785 $17,414 $21,173 $26,619 Cash Dividends 1,962 2,186 2,527 2,382 PIK Income 543 687 1,384 1,501 Amortization of purchase discounts and fees 828 848 963 1,062 Management/Admin Fees 259 264 329 310 Prepayment Fees & Other Income 653 1,144 423 892 Total Investment Income $21,030 $22,543 $26,799 $32,766 Key Metrics Cash Income as a % of Investment Income 93% 93% 91% 92% % of Total Investment Income that is Recurring 96% 95% 98% 97%

Page 25 Key Financial Metrics Strong Pre-Tax Net Investment Income and Dividend Yield driven by net portfolio growth and investment performance (1) Return on Equity is calculated as the quarterly annualized Pre-Tax NII, Realized Earnings, or Total Earnings, respectively, divided by equity at the end of the prior quarter Quarter Ended 3/31/22 Quarter Ended 6/30/22 Quarter Ended 9/30/22 Quarter Ended 12/31/22 Key Financial Metrics Pre-Tax Net Investment Income Per Wtd Avg Diluted Share $0.50 $0.50 $0.54 $0.60 Pre-Tax Net Investment Income Return on Equity (ROE)(1) 12.24% 11.74% 12.94% 14.40% Realized Earnings Per Wtd Avg Diluted Share $0.52 $0.58 $0.21 $0.27 Realized Earnings Return on Equity (ROE)(1) 12.86% 13.72% 5.02% 6.43% Earnings Per Wtd Avg Diluted Share $0.81 $0.10 $0.34 $0.09 Earnings Return on Equity (ROE)(1) 20.08% 2.33% 8.17% 2.27% Regular Dividends per Share $0.48 $0.48 $0.50 $0.52 Supplemental / Special Dividends per Share $0.00 $0.15 $0.00 $0.05 Total Dividends per Share $0.48 $0.63 $0.50 $0.57

Page 26 Interest Rate Sensitivity Fixed vs. Floating Credit Portfolio Exposure (1) Note: Illustrative change in annual NII is based on a projection of CSWC’s existing debt investments as of 12/31/2022, adjusted only for changes in Base Interest Rate. Base Interest Rate used in this analysis is 3-Month LIBOR of 4.77% at 12/31/2022. The results of this analysis include the I-45 Senior Loan Fund, which is comprised of 98% floating rate debt assets and 100% floating rate liabilities (1) Portfolio Exposure includes I-45 assets pro rata as a % of CSWC’s equity investment in the fund Change in Base Interest Rates Illustrative Annual NII Change ($'s) Illustrative Annual NII Change (Per Share) (100 bps) (8,240,645) (0.22) (75 bps) (6,180,483) (0.17) (50 bps) (4,120,322) (0.11) (25 bps) (2,060,161) (0.06) 25 bps 2,060,161 0.06 50 bps 4,120,322 0.11 75 bps 6,180,483 0.17 100 bps 8,240,645 0.22 2% 98% Fixed Floating

Page 27 Corporate Information Board of Directors Senior Management Fiscal Year End Inside Director Bowen S. Diehl March 31 Bowen S. Diehl President & Chief Executive Officer Independent Directors Independent Auditor David R. Brooks Michael S. Sarner RSM US LLP Chicago, ILChristine S. Battist Chief Financial Officer, Secretary & Treasurer Jack D. Furst William R. Thomas Joshua S. Weinstein Ramona Rogers-Windsor Senior Managing Director Corporate Counsel Eversheds Sutherland (US) LLP Corporate Offices & Website Investor Relations 8333 Douglas Avenue Michael S. Sarner 11th Floor Capital Southwest Dallas, TX 75225 214-884-3829 http://www.capitalsouthwest.com msarner@capitalsouthwest.com Transfer Agent American Stock Transfer & Trust Company, LLC Securities Listing 800-937-5449 Nasdaq: "CSWC" (Common Stock) www.amstock.com Industry Analyst Coverage Firm Analyst Contact Information Ladenburg Thalmann & Co., Inc. Mickey M. Schleien, CFA Direct: 305-572-4131 JMP Securities, LLC Devin Ryan Direct: 415-835-8900 Hovde Group Erik Zwick Direct: 617-510-1239 Jefferies, LLC Kyle Joseph Direct: 510-418-0754 Raymond James & Associates Robert Dodd Direct: 901-579-4560 Oppenheimer & Co., Inc. Mitchel Penn Direct: 212-667-7136